EXHIBIT 10.4

                           AMENDMENT NO. 8 AND WAIVER

                          Dated as of February 18, 2000

                                       to

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 17, 1997

                  This Amendment No. 8 and Waiver (the "Amendment") dated as of February 18, 2000 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("ASOC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), AVIATION SALES COMPANY, a Delaware corporation ("Parent"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

                  WHEREAS, ASOC, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, and Design, as Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended (the "Credit Agreement");

                  WHEREAS, the Borrowers have requested a $15,500,000 term loan in addition to the Revolving Loans available under the terms of the Credit Agreement and Citicorp USA, Inc. has agreed to provide such term loan to the Borrowers on the terms and conditions set forth in EXHIBIT A attached hereto and made a part hereof;

                  WHEREAS, the Lenders party hereto have consented to the aforesaid additional extension of credit on the terms and conditions set forth below; and

                  WHEREAS, in consideration of the foregoing, the parties hereto have agreed to amend the Credit Agreement as set forth below in SECTION 1, subject to the terms and conditions stated in this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of February 18, 2000, subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as follows:

                  1.1  SECTION 1.01 is amended to add the following definitions:

         "Standstill Letter" means that certain Standstill Letter dated
         January 31, 2000 executed and delivered to Parent and the Borrowers by the Lenders.

         "Supplemental Term Loan" means that certain term loan made by Citicorp USA, Inc., to the Borrowers pursuant to the Term Loan Note dated February 18, 2000, a copy of which is attached as EXHIBIT A to Amendment No. 8 and Waiver dated as of February 18, 2000 to this Agreement.

                  1.2 SECTION 2.05 is amended to add the following provision at the end thereof:

         In no event shall proceeds of the Loans be used, directly or indirectly, to provide a deposit in escrow or otherwise or cash collateral for any obligation under the TROL Documents or any letter of credit issued in support thereof which is not a Letter of Credit or to make any payment of Indebtedness incurred under or in connection with the TROL Documents other than obligations incurred under the TROL Lease in the ordinary course of business of Parent.

                  1.3 SECTION 3.01(A) is amended to delete the word "or" at the end of CLAUSE (III) thereof, delete the "." at the end of CLAUSE (IV) thereof and substitute therefor a "; and", and add the following clauses at the end thereof:

         (v) for the purpose of supporting, directly or indirectly, Indebtedness under the TROL Documents or incurred in connection with the development of and construction on the Property financed thereunder other than the Letter of Credit outstanding as of February 18, 2000 and an amendment thereto or additional Letter of Credit issued on or after March 1, 2000 providing for additional support for Indebtedness under the TROL Documents in an amount not to exceed $4,004,800, subject to all of the other conditions of this Agreement and the Standstill Letter.

                  1.4 SECTION 8.03 is amended to (i) delete the provisions of CLAUSE (A) thereof in their entirety and substitute the following therefor:

         (a) Borrowing Base Certificate. ASOC shall provide the Agent and the Revolving Lenders (i) on Wednesday of each calendar week commencing on February 23, 2000, or if a Wednesday is not a Business Day, the immediately succeeding Business Day, with a Borrowing Base Certificate for Eligible Receivables as of the immediately preceding Friday, (ii) on a bi-weekly basis, on Wednesday of the applicable week, commencing on February 23, 2000, or if a Wednesday is not a Business Day, the immediately succeeding Business Day, with a Borrowing Base Certificate for Eligible Inventory of ASOC as of the immediately preceding Friday, and (iii) on a monthly basis, commencing on March 8, 2000 and continuing on the second Wednesday of each month thereafter, or if a Wednesday is not a Business Day, the immediately succeeding Business Day, with a


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         Borrowing Base Certificate for Eligible Inventory of Persons other than
         ASOC as of the immediately preceding month end, in each instance, together with a calculation of the Texas Tax Reserve as of the date thereof if such Texas Tax Reserve exceeds $200,000 and such supporting documents as the Agent deems desirable, all certified as being true and correct by the chief financial officer, chief executive officer, or controller of ASOC.

and (ii) add the following provision at the end of CLAUSE (B) thereof:

         Notwithstanding the foregoing, Parent and the Borrowers shall engage an independent appraiser satisfactory to the Agent by no later than February 18, 2000 to prepare an appraisal of ASOC's Inventory and Inventory of such other Borrowers and their respective Subsidiaries as the Agent shall require on a basis satisfactory to the Agent and shall cooperate fully with such appraiser to enable it to complete and deliver the resultant appraisal to the Agent and Lenders by no later than March 15, 2000.

                  1.5 SECTION (A) 10.01(C) is amended to delete the reference thereat to "Intentionally omitted." and substitute the following therefor:

         (c) Indebtedness incurred with respect to the Supplemental Term Loan, whether directly or by Accommodation Obligation;


                  1.6 SECTION (A) 10.03(E) is amended to delete the reference thereat to "Intentionally omitted." and substitute the following therefor:

         (e) Liens securing the Indebtedness permitted under SECTION (A) 10.01(C) pursuant to the Collateral Documents Amendment, a copy of which is attached as EXHIBIT A to Amendment No. 8 and Waiver dated as of February 18, 2000 to this Agreement;

                  1.7 SECTION (A) 10.05(D) is amended to delete the reference thereat to "Intentionally omitted." and substitute the following therefor:

         (d) Accommodation Obligations with respect to Indebtedness permitted under SECTION (A) 10.01(C) pursuant to the Guaranty, a copy of which is attached as EXHIBIT A to Amendment No. 8 and Waiver dated as of February 18, 2000 to this Agreement;

                  1.8 SECTION (B) 10.17(F) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         (f) grant or suffer to exist any Lien against any property or asset of the Parent other than Liens securing the Obligations and the Parent's guarantee of the Indebtedness of the Borrowers with respect to the Supplemental Term Loan and an assignment of its leasehold interest under the TROL Lease to secure its obligations under the TROL Documents.

                  1.9 SCHEDULE 1.01.3 is hereby deleted in its entirety and the
Schedule 1.01.3 attached hereto and made a part hereof substituted therefor.

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

                  SECTION 2.  WAIVER.

                  2.1 The Issuing Bank and Lenders signatory hereto hereby waive their rights to the application of the "Excess Designated Prepayment" (as defined below) which are payable pursuant to SECTION 4.01(B)(I) and as provided in SECTION 4.01(B)(IV) of the Credit Agreement to Revolving Loans owing to such Lenders and Letter of Credit Obligations (or required to be deposited as Cash Collateral in respect of Letter of Credit Obligations) as provided in SECTION 4.01(B)(VII) or SECTION 4.02(B)(II) of the Credit Agreement; PROVIDED THAT the Excess Designated Prepayment is remitted to Citicorp USA, Inc. for application on the Supplemental Term Loan concurrently with the balance of such Net Cash Proceeds of Sale being remitted to the Agent for application (i) FIRST, to the amount by which the aggregate principal of the Revolving Loans exceeds (a) the Maximum Revolving Credit Amount MINUS (b) the Letter of Credit Obligations and
(ii) THEN, under SECTION 4.01(B)(VII).

                  2.2 For purposes of Section 2.1 above, the term"Excess Designated Prepayment" means the amount by which Net Cash Proceeds of Sale of the property identified on EXHIBIT B attached hereto and made a part hereof exceed the sum of (i) the amount by which the aggregate principal of the Revolving Loans exceeds (a) the Maximum Revolving Credit Amount MINUS (b) the Letter of Credit Obligations, PLUS (ii) the amount by which that portion of the Designated Prepayments arising from such Net Cash Proceeds of Sale exceeds that portion of the Borrowing Base allocable to such property (or, in the event of a sale of Capital Stock, the property of the issuer of such Capital Stock) as of the date of such prepayment.

                  SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of February 18, 2000, if, and only if the Agent shall have received:

         (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Issuing Bank and Lenders constituting at least the Requisite Lenders;

         (b) the written consent of the beneficiaries of the TROL Guaranties to the incurrence of the Indebtedness with respect to the Supplemental Term Loan permitted by SECTION (A) 10.01(C), as amended hereby;

         (c) an opinion of counsel to the Borrowers and Parent with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued;

         (d)  a Borrowing Base Certificate dated as of February 11, 2000; and

         (e) all instruments and agreements required to perfect Liens against all Property included on the February 15, 2000 Borrowing Base Certificate, in proper form for recordation, signed by the appropriate Borrower.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENT. The Borrowers hereby represent and warrant as follows:

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

                  4.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  4.2 No Event of Default or Potential Event of Default exists, other than as referenced in that certain Waiver and Consent Letter dated December 27, 1999 or otherwise heretofore disclosed by Parent to the Agent and Lenders, or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and continues unwaived under the terms of any of the TROL Documents, except as described in that certain Standstill, Waiver and Consent Letter attached hereto as EXHIBIT C and made a part hereof, or any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued. The Borrowers hereby acknowledge that the Agent, Lenders and Issuing Bank have reserved all rights with respect to Events of Default and Potential Events of Default existing as of the date of this Amendment, subject only to the agreement of the Lenders to continue providing financing accommodations under the Credit Agreement on the conditions set forth in that certain Standstill Letter dated January 31, 2000.

                  4.3 Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

                  SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  5.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of


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

this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
 SERVICES COMPANY


By___________________________               By________________________
  Harold M. Woody                             Harold M. Woody
  Executive Vice President                    Title:


AVS/KRATZ-WILDE MACHINE COMPANY             WHITEHALL CORPORATION


By___________________________               By________________________
  Harold M. Woody                             Harold M. Woody
  Title:                                      Title:


TRIAD INTERNATIONAL MAINTENANCE             APEX MANUFACTURING, INC.
 CORPORATION

By___________________________               By________________________
  Harold M. Woody                             Harold M. Woody
  Title:                                      Title:


AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.


By___________________________               By________________________
  Harold M. Woody                             Harold M. Woody
  Title:                                      Title:

AVIATION SALES COMPANY                      AVIATION SALES LEASING COMPANY


By__________________________                By________________________
  Harold M. Woody                             Harold M. Woody
  Title:                                      Title:

                                REMAINDER OF PAGE
                            INTENTIONALLY LEFT BLANK

TIMCO ENGINE CENTER, INC.


By__________________________
  Harold M. Woody
  Title:


CITICORP USA, INC.                          HELLER FINANCIAL, INC.
as Agent and Lender

By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:


NATIONAL CITY COMMERCIAL                    CITIBANK, N.A.
FINANCE, INC.                               as Issuing Bank

By____________________________              By__________________________
  Name:                                       Name:
  Title:                                      Title:


FIRST UNION COMMERCIAL                      CREDIT LYONNAIS, NEW YORK
 CORPORATION                                BRANCH


By___________________________               By__________________________
  Name:                                       Name:
  Title:                                      Title:


IBJ WHITEHALL BUSINESS CREDIT               BANKBOSTON, N.A.
 CORPORATION

By__________________________                By__________________________
  Name:                                       Name:
  Title:                                      Title:

SUNTRUST BANK, MIAMI, N.A.                  BANKATLANTIC


By_________________________                 By_________________________
  Name:                                       Ana C. Bolduc
  Title:                                      Senior Vice President


THE INTERNATIONAL BANK OF                   NATIONAL BANK OF CANADA
 MIAMI, N.A.                                A Canadian Chartered Bank

By_________________________                 By_________________________
  Caridad C. Errazquin                        Frank H. D'Alto
  Vice President                              Vice President
  Trade Finance Division

                                            By_________________________
                                              Michael S. Bloomenfeld
                                              Vice President & Manager

MERCANTILE BUSINESS CREDIT, INC.            CITIZENS BUSINESS CREDIT
                                            COMPANY

By_________________________                 By_________________________
  Steven C. Gonzalez                          John Atanasoff
  Assistant Vice President                    Vice President


AMSOUTH BANK                                PNC BANK NATIONAL ASSOCIATION


By__________________________                By_________________________
  Name:                                       Name:
  Title:                                      Title:

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